ACQUISITION OF ADVANGELISTS, LLC	9 Months Ended
Sep. 30, 2021
Business Combination and Asset Acquisition [Abstract]
ACQUISITION OF ADVANGELISTS, LLC

NOTE 3: ACQUISITION OF ADVANGELISTS, LLC

In December 2018, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) with Glen Eagles Acquisition LP (“GEAL”) and Mobiquity Technologies, Inc. purchased of all the issued and outstanding capital stock and membership interest of Advangelists LLC. The Company closed and completed the acquisition on December 6, 2018.

The purchase price paid includes the assumption of certain assets, liabilities and contracts associated with Advangelists, LLC, at closing the sellers received $500,000 cash, warrants and stock and the issuance of a nineteen- month promissory note in aggregate principal amount of $9,500,000.

The following table summarizes the allocation of the purchase price as of the acquisition date:

Purchase Price

$9,500,000 Promissory note	$9,500,000
Cash	500,000
Mobiquity Technologies, Inc. warrants	3,844,444
Gopher Protocol Inc. common stock	6,155,556
Total amount transferred	$20,000,000

On April 30, 2019, the Company entered into a Membership Interest Purchase Agreement with GEAL, which the Company acquired from GEAL 3% of the membership interest of Advangelists, LLC for $600,000 in cash. Giving the Company a 51% interest.

On May 8, 2019, the Company entered into a Membership Purchase Agreement with Gopher Protocol, Inc. to acquire the 49% interest of Advangelists, LLC which it contemporaneously purchased from GEAL. The purchase price was paid by the issuance of a $7,512,500 promissory note. As a result of the transaction, the Company owns 100% of Advangelists LLC.

On September 13, 2019, the Company repurchased fifteen million shares of common stock for the aggregate by exchanging 110,000 shares of GTCH common stock held for investment purposes.

On September 13, 2019, Dr. Gene Salkind, is a related party who is a director of the Company, and an affiliate of Dr. Salkind (collectively, the “Lenders”) subscribed for convertible promissory notes (the “Note”) and loaned to the Company an aggregate of $2,300,000 (the “Loans”) on a secured basis.

The Notes bear interest at a fixed rate of 15% per annum, computed based on a 360-day year of twelve 30-day months and will be payable monthly in arrears. Interest on the Notes is payable in cash, or, at the Lenders’ option, in shares of the Company’s common stock. The principal amount due under the Notes will be payable on September 30, 2029, unless earlier converted pursuant to the terms of the Notes.

Subject to the Company obtaining prior approval from the Company’s shareholders for the issuance of shares of common stock upon conversion of the Notes, if and to the extent required by the New York Business Corporation Law, the Notes will be convertible into equity of the Company upon the following events on the following terms:

•	At any time at the option of the Lenders, the outstanding principal under the Notes will be converted into shares of common stock of the Company at a conversion price of $32.00 per post-split share (the “Conversion Price”).

•	at any time that the trailing thirty (30) day volume weighted average price per share (as more particularly described in the Notes) of the Company’s common stock is above $400.00 per post-split share, until the Notes are no longer outstanding, the Company may convert the entire unpaid un-converted principal amount of the Notes, plus all accrued and unpaid interest thereon, into shares of the Company’s common stock at the Conversion Price.

The Notes contain customary events of default, which, if uncured, entitle the Lenders thereof to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, their Notes.

In connection with the subscription of the Notes, the Company issued to each Lender a warrant to purchase 400 post-split shares of the Company’s common stock for every two shares of common stock issuable upon conversion of the Notes, at an exercise price of $48.00 per post-split share (the “Lender Warrants”).

On September 13, 2019, Advangelists, LLC, a wholly owned subsidiary of the Company (“AVNG”), entered into Amendment No. 1 to Employment Agreement (the “Katyal Amendment”) with Deepankar Katyal, who is a related party and the CEO of AVNG, which amends Mr. Katyal’s original employment agreement (the “Original Katyal Agreement”), dated as of December 7, 2018. Pursuant to the Katyal Amendment, among other things, (i) the Company agreed to indemnify Mr. Katyal to the extent provided in the Company’s Certificate of Incorporation (the “Certificate”) and By-laws and to include Mr. Katyal as an insured under the Company’s applicable directors’ and officers’ liability insurance policies; (ii) AVNG agreed to provide Mr. Katyal with an automobile allowance of $550.00 per month, and (iii) the non-compete restrictive covenants contained in the Original Katyal Agreement ceased. In addition, the Katyal Amendment provides for the Company to redeem the shares of the Company’s Class B Preferred Stock (the “Class B Stock”) owned by Mr. Katyal, and entitles Mr. Katyal to the following additional compensation:

•	A bonus, payable in cash or common stock of the Company, equal to 1% of the Company’s gross revenue (the “Gross Revenue”) for each completed fiscal month during the 2019 fiscal year, subject to certain revenue thresholds as set forth in the Katyal Amendment;

•	Commissions equal to 10% of the Net Revenues (as defined in the Katyal Amendment) of all New Katyal Managed Accounts (as defined in the Katyal Amendment);

•	Options to purchase 37,500 post-split shares of the Company’s common stock at an exercise price of $36.00 per share, of which 25,000 vest on the date of the Katyal Amendment, and of which 12,500 vests on the one-year anniversary of the Katyal Amendment.

In connection with the Katyal Amendment, on September 13, 2019, the Company entered into a Class B Preferred stock Redemption Agreement (the “Katyal Redemption Agreement”), pursuant to which the Company redeemed the Company’s Class B Stock owned by Katyal.

In May 2019, the Company assumed a promissory note (the “AVNG Note”) payable to Deepankar Katyal (the “Payee”), as representative of the former owners of AVNG, which at the time of assumption had a remaining principal balance of $7,512,500. Simultaneously with the assumption of the AVNG Note, the AVNG Note was amended and restated as disclosed in the May 8-K (the “First Amended AVNG Note”). Effective as of September 13, 2019, the Company and Payee entered into a Second Amended and Restated Promissory Note (the “Second Amended AVNG Note”), in the principal amount of $6,750,000, pursuant to which the repayment terms under the First Amended AVNG Note were amended and restated as follows:

•	$5,250,000 of the principal balance remaining due under the Second Amended AVNG Note is payable by the delivery of (i) 65,625 shares of the Company’s newly designated Class E Preferred Stock, which is convertible into 164,063 shares the Company’s post-split common stock, and (ii) common stock purchase warrants to purchase 82,032 shares of the Company’s post-split common stock, at an exercise price of $48.00 per share (the “AVNG Warrant”).

•	$1,530,000 of the principal balance, inclusive of all accrued and unpaid interest, remaining due under the Second Amended AVNG Note in three equal consecutive monthly installments of $510,000, commencing on September 15, 2019, and on the 15th day of each month thereafter until paid in full.

The Second Amended AVNG Note provides that upon an Event of Default (as defined in the Second Amended AVNG Note), and upon the election of the Payee, (i) the shares of Class E Preferred Stock issuable pursuant to the terms of the Second Amended AVNG Note, and any shares of the Company’s common stock issued upon the conversion of the Class E Preferred Stock, shall be cancelled and cease to issued and outstanding, (ii) the AVNG Warrants (as defined below), to the extent unexercised, shall be cancelled, and (iii) the Second Amended AVNG Note shall be cancelled and the repayment of the principal amount remaining due to Payee shall be paid in accordance with the terms of the First Amended AVNG Note.

In May of 2020, Deepankar Katyal resigned from the board to spend more time necessary to run the day-to-day operations of Advangelists, LLC focusing on technology and revenue growth.

Merger

Mobiquity entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Glen Eagles Acquisition LP (“GEAL”) (which at the time owned 412,000 post-split shares of common stock of Mobiquity, equivalent to approximately 29.6% of the outstanding shares), AVNG Acquisition Sub, LLC (“Merger Sub”) and Advangelists, LLC (“Advangelists”) on November 20, 2018 which provided for Merger Sub to merge into Advangelists, with Advangelists as the surviving company following the merger.

On December 6, 2018, Mobiquity and the other parties to the Merger Agreement entered into the First Amendment to Agreement and Plan of Merger (the “Amendment”) which amended the Merger Agreement as follows:

•	The number of warrants to purchase shares of Mobiquity’s common stock issuable as part of the merger consideration was changed from 225,000 post-split shares to 269,385 post-split shares, and the exercise price of the warrants was changed from $36.00 per share to $56.00 per share; and

•	The number of shares of Gopher Protocol Inc.’s common stock to be transferred by Mobiquity as part of the merger consideration changed from 11,111,111 to 9,209,722 shares.

Under the Merger Agreement and the Amendment, in consideration for the Merger:

•	Mobiquity issued warrants for 269,384 post-split shares of Mobiquity common stock at an exercise price of $56.00 per share and, subject to the vesting threshold described below, Mobiquity transferred 9,209,722 shares of Gopher Protocol, Inc. common stock, to the pre-merger Advangelists members. The Gopher common stock was unvested at the time of transfer subject to vesting in February 2019 only if Advangelists’ combined revenues for the months of December 2018 and January 2019 were at least $250,000. The vesting threshold was met.

•	GEAL paid the pre-merger Advangelists members $10 million in cash. $500,000 was paid at closing and $9,500,000 will be paid under a promissory note that was issued at closing, in 19 monthly installments of $500,000 each, commencing on January 6, 2019.

The transactions contemplated by the Merger Agreement were consummated on December 7, 2018, upon the filing of a Certificate of Merger by Advangelists. As a result of the merger, Mobiquity owned 48% and GEAL owned 52% of Advangelists; and Mobiquity is the sole manager of, and controls, Advangelists at that time.

As a result of Mobiquity having 100% control over Advangelists as of December 31, 2018, ASC 810-10-05-3 states “that for LLCs with managing and non-managing members, a managing member is the functional equivalent of a general partner, and a non-managing member is the functional equivalent of a limited partner. In this case, a reporting entity with an interest in an LLC (which is not a VIE) would likely apply the consolidation model for limited partnerships if the managing member has the right to make the significant operating and financial decisions of the LLC.” In this case Mobiquity has the right to make the significant operating and financial decisions of Advangelists resulting in consolidation of Advangelists.

On April 30, 2019, the Company entered into a Membership Interest Purchase Agreement with GEAL, pursuant to which the Company acquired from GEAL 3% of the membership interests of Advangelists, for cash in the amount of $600,000 (the “Purchase Price”). The Purchase Price was paid by the Company to GEAL on May 3, 2019. As a result of the Transaction, the Company then owned 51% of the membership interests of Advangelists, with GEAL owning 49% of the membership interests of Advangelists.

On May 10, 2019, the Company entered into a Membership Purchase Agreement effective as of May 8, 2019, with Gopher Protocol, Inc. to acquire the 49% interest of Advangelists, which it contemporaneously purchased from GEAL. As a result of this transaction, the Company owns 100% of Advangelists’ Membership Interests.

The acquisition of the 49% of Advangelists membership interests was accomplished in a transaction involving Mobiquity, Glen Eagles Acquisition LP, and Gopher Protocol, Inc.

Recognized amount of identifiable assets acquired, liabilities assumed, and consideration expensed:

Financial assets:
Cash and cash equivalents	$216,799
Accounts receivable, net	2,679,698
Property and equipment, net	20,335
Intangible assets (a)	10,000,000
Accounts payable and accrued liabilities	(2,871,673)
Purchase price expensed	9,954,841
Total amount identifiable assets and liabilities	$20,000,000

The ATOS platform:

•	creates an automated marketplace of advertisers and publishers on digital media outlets to host online auctions to facilitate the sale of ad time slots (known as digital real estate) targeted at users while engaged on their connected TV, computer or mobile device, and

•	gives advertisers the capability to understand and interact with their audiences and engage them in a meaningful way by the using ads in both image and video formats (known as rich media) to increase their customer base and foot traffic to their physical locations.

The Company tests goodwill for impairment at least annually on December 31st and whenever events or circumstances change that indicate impairment may have occurred. A significant amount of judgement is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others: a significant decline in the Company’s expected future cash flows; a significant adverse change in legal factors or in the business climate; unanticipated competition; and slower growth rates. Any adverse change in these factors could have a significant impact on the recoverability of goodwill and the Company’s consolidated financial results.

Our goodwill balance is not amortized to expense, instead it is tested for impairment at least annually. We perform our annual goodwill impairment analysis at the end of the fourth quarter. If events or indicators of impairment occur between annual impairment analyses, we perform an impairment analysis of goodwill at that date. These events or circumstances could include a significant change in the business climate, legal factors, operating performance indicators, competition, or sale or disposition of a significant asset. In testing for a potential impairment of goodwill, we: (1) verify there are no changes to our reporting units with goodwill balances; (2) allocate goodwill to our various reporting units to which the acquired goodwill relates; (3) determine the carrying value, or book value, of our reporting units, as some of the assets and liabilities related to each reporting unit are held by a corporate function; (4) estimate the fair value of each reporting unit using a discounted cash flow model; (5) reconcile the fair value of our reporting units in total to our market capitalization adjusted for a subjectively estimated control premium and other identifiable factors; (6) compare the fair value of each reporting unit to its carrying value; and (7) if the estimated fair value of a reporting unit is less than the carrying value, we must estimate the fair value of all identifiable assets and liabilities of that reporting unit, in a manner similar to a purchase price allocation for an acquired business to calculate the implied fair value of the reporting unit’s goodwill and recognize an impairment charge if the implied fair value of the reporting unit’s goodwill is less than the carrying value. There were no impairment charges during the year ended December 31, 2019, for the year ended December 31, 2020, there was a $4,000,000 impairment.

Intangible Assets

At each balance sheet date herein, definite-lived intangible assets primarily consist of customer relationships which are being amortized over their estimated useful lives of five years.

The Company periodically evaluates the reasonableness of the useful lives of these assets. Once these assets are fully amortized, they will be removed from the accounts. These assets are reviewed for impairment or obsolescence when events or changes in circumstances indicate that the carrying amount may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows or other valuation techniques. The Company has no intangibles with indefinite lives.

	Useful Lives	September 30, 2021	December 31, 2020

Customer relationships	5 years	$3,003,676	$3,003,676
ATOS Platform	5 years	6,000,000	6,000,000
		9,003,676	9,003,676
Less accumulated amortization		(4,706,473)	(3,355,922)
Net carrying value		$4,297,203	$5,647,754

Future amortization, for the years ending December 31, is as follows:

2021	$450,185
2022	$1,800,736
2023	$1,800,736
2024	$245,546
Thereafter	$–